                                                                 EXHIBIT 10.4


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of December __, 1996, among STEVEN MYERS & ASSOCIATES, INC., a California corporation (the "Assignor"), SUMMIT AVIATION, INC., a California corporation (the "Assignee"), and NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Secured Party").

     Reference is made to (a) the Aircraft Security Agreement (the "Security Agreement") dated as of April 25, 1996, among the Assignor, as Debtor, and Secured Party, as Secured Party as more particularly described on Annex I attached hereto, (b) the Secured Promissory Note (the "Note") dated April 25, 1996, from the Assignor to the Secured Party, (c) the Guarantees (the "Guarantees") dated April 25, 1996, from Mr. Steven Myers and Mrs. Paula Myers (each a "Guarantor" collectively, the "Guarantors") to the Secured Party and
(d) the Aircraft (the "Aircraft") described in the Security Agreement. Loans made to the Assignor by the Secured Party under the Security Agreement in the aggregate principal amount of $________________ are outstanding as of the date hereof.

     The Assignor and the Assignee are proposing that Assignor sell the Aircraft to Assignee (the "Transaction"), and in connection therewith, the Assignee will assume the due and punctual payment of all amounts payable by the Assignor under, and the due and punctual performance and observance of all the terms, covenants, agreements and conditions of, the Security Agreement and the Note to the same extent as if the Assignee had been the original party to the Security Agreement and the Note. As a condition to the Transaction, the Secured Party has required that such assumption be separately evidenced by this Agreement and that the Guarantors each enter into a new guarantee (a "New Guarantee") in substantially the form of the Guarantees.

     Accordingly, the Assignor and the Assignee, intending to be legally bound, hereby agree with the Secured Party as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Security Agreement.

     SECTION 2. Assignment and Assumption. The Assignor hereby assigns, transfers and conveys to the Assignee, as the new owner of the Aircraft, all of the Assignor's rights, interests, duties, obligations and liabilities in, to and arising under the Security Agreement and the Note. The Assignee hereby accepts and acknowledges its assumption of the Security Agreement and the Note and assumes all of the obligations of the Assignor under the Security Agreement and the Note, including the due and punctual payment of the principal of and interest on the Loan, when and as due, and the due and punctual performance and observance of all the terms, covenants, agreements and conditions of the Security Agreement and the Note to be performed or observed by the Assignor, to the same extent as if the Assignee had been the original party the Security Agreement and the Note (collectively, the "Assigned Obligations"). Upon the execution and delivery hereof by the Assignor, the Assignee and the Secured Party and upon the satisfaction of all the conditions set forth in Exhibit "A" hereto, the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the Assigned Obligations. The filing of this Agreement with the FAA shall be deemed evidence of the satisfaction of the conditions set forth in Exhibit "A" hereto.

     SECTION 3. Release. Upon the assignment to, and assumption by, Assignee of all of the rights and Assigned Obligations, Assignor shall be released of its duties, obligations and liabilities under the Security Agreement and the Note.

     SECTION 4. Representations and Warranties. Each of the Assignor and the Assignee represents and warrants with respect to itself to the Secured Party that (a) all representations and warranties made by it in the Security Agreement, before the Transaction with respect to Assignor, and after the Transaction with respect to Assignee, are and will be true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date, in which case they will be true and correct as of such specific date, and (b) all conditions set forth in Exhibit "A" hereto have been satisfied.

     SECTION 5. Indemnification. Each of the Assignor and the Assignee agrees to indemnify the Secured Party, its affiliates and its directors, officers, agents and employees (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee by reason of any breach of or inaccuracy in the representations, warranties and covenants made by the Assignor or Assignee in this Agreement on and as of the date hereof.

     SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

     SECTION 7. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. Consent of the Secured Party. Secured Party hereby consents to the transfer of the Aircraft to the Assignee, the charter of the Aircraft by the Assignee to the Assignor and the assignment and assumption of the Security Agreement and the Note pursuant to the terms hereof. Secured Party hereby waives the requirements of Section 4.3(a) of the Security Agreement solely for this transfer but not for any other transfers.

     SECTION 9. Amendment of Security Agreement. Section 4.3(a) of the Security Agreement is hereby amended in its entirety to read as follows:

          "(a) Conveyance of Interest in Collateral. Sell, lease, assign, transfer, convey, Grant an interest in, exchange or otherwise dispose of any of the Collateral, any part thereof or any interest therein or otherwise cause or permit any of the foregoing to occur; provided, that Debtor may enter into an aircraft charter agreement with a carrier appropriately certified under Part 135 of FAR so long as such charter agreement is subject and subordinate to the Security

          Agreement; provided further, that the Aircraft and Debtor are at all times in compliance with all statutes, laws, ordinances, regulations and standards or directives relating to the Aircraft and the use or operation thereof issued by any governmental agency with jurisdiction over Debtor or the Aircraft, the non-compliance with which would have a material adverse effect on the Aircraft, the Secured Party or the Secured Party's security interest in the Aircraft."

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                        STEVEN MYERS & ASSOCIATES, INC.,
                                        as Assignor



                                        By   /s/  STEVEN S. MYERS
                                          -----------------------------------
                                          Name:  Steven S. Myers
                                          Title: President


                                        SUMMIT AVIATION, INC.,
                                        as Assignee



                                        By   /s/  STEVEN S. MYERS
                                          -----------------------------------
                                          Name:  Steven S. Myers
                                          Title: President



                                        NATIONSBANC LEASING CORPORATION OF
                                        NORTH CAROLINA,
                                        as Secured Party



                                        By
                                          -----------------------------------
                                          Name:
                                          Title:

                                  EXHIBIT "A"

                    CONDITIONS TO ASSIGNMENT AND ASSUMPTION

     In order to be entitled to the rights and be obligated to perform the Assumed Obligations, Assignee must provide, at Assignee's sole cost and expense, to the Secured Party, the following documentation:

     1.   Assignment and Assumption Agreement executed by the parties thereto;

     2. Federal Aviation Administration ("FAA") Bill of Sale from Assignor to Assignee;

     3.   the New Guarantees;

     4. Uniform Commercial Code filings as deemed appropriate by the Secured Party's counsel duly executed by Assignee;

     5. the FAA Aircraft Registration Application in the name of the Assignee regarding the Aircraft;

     6. evidence of payment of any and all sales, transfer, use, documentation or similar taxes due in connection with the acquisition of the Aircraft by Assignee;

     7. certificates of insurance required under Section 5.1 of the Security Agreement amended to reflect the change in ownership of the Aircraft;

     8.   Opinion of FAA counsel;

     9.   Opinion of counsel to Assignee;

    10. good standing certificates from the Secretary of State of Assignee's state of incorporation and for the state where the home airport for the Aircraft is located; and

     11. an officer's certificate from Assignee (A) certifying as to Assignee's articles of incorporation, by-laws and resolutions (B) containing an incumbency certificate of Assignee including the name(s), title(s) and specimen signature(s) of the person(s) authorized on behalf of Assignee to execute the Assignment and Assumption Agreement, (C) stating that no material adverse change has occurred in the condition of the Assignee (financial or otherwise) since the most recent financial statements of Assignee were delivered to Secured Party that would impair the ability of Assignee to pay or perform its obligations hereunder and (D) stating that no Default or Event of Default shall have occurred and be continuing as of the date hereof.

                                    ANNEX I


                       DESCRIPTION OF SECURITY AGREEMENT


     Aircraft Loan and Security Agreement dated as of April 25, 1996 between Steven Myers & Associates, Inc., as debtor, and NationsBanc Leasing Corporation of North Carolina, as secured party, which was recorded by the Federal
Aviation Administration on May 1, 1996 and assigned Conveyance No. P06580.

                                   GUARANTEE


FOR VALUE RECEIVED and in consideration of any financial accommodations now or hereafter made to Summit Aviation, Inc. (together with its successors and assigns, "Obligor"), which accommodations will be to the direct interest and advantage of the undersigned, by NationsBanc Leasing Corporation of North Carolina ("NationsBanc"), and to induce NationsBanc from time to time to make any such accommodations to Obligor and/or enter into any loan or lease agreement with Obligor with regard to any such accommodations, the undersigned and NationsBanc agree as follows:

I.  CHARACTER OF OBLIGATION.

The undersigned hereby unconditionally guarantees the full payment and performance by Obligor of all such financial accommodations, including all interest and other charges with respect thereto, and including all obligations of Obligor under any promissory note, loan agreement, lease, conditional sales contract, security agreement, instrument of lien, security deed or other security device in favor of NationsBanc, and all other obligations of Obligor to NationsBanc, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due (hereafter the "Obligations"). The obligation of the undersigned hereunder is primary and unconditional and shall be enforceable before, concurrently or after any claim or demand made or suit filed against Obligor or any other guarantor or surety, and before, concurrently or after any proceeding by NationsBanc against any security. The obligation of the undersigned shall be effective regardless of
(i) the solvency or insolvency of Obligor at any time, (ii) the extension or modification of the Obligations by operation of law or (iii) any other change in Obligor's composition, nature, personnel or location. The obligation hereunder may be considered by NationsBanc either as a guaranty or an agreement of surety. All sums owing hereunder shall be deemed to become immediately due and payable if (a) Obligor defaults in any of the Obligations or under any material agreement with NationsBanc; (b) Obligor or the undersigned becomes insolvent or unable to pay debts as they mature or admits in writing to such effect, makes a conveyance fraudulent as to creditors under any state or federal law, makes an assignment for the benefit of creditors, or any proceeding is instituted by or against Obligor or the undersigned alleging that Obligor or the undersigned is insolvent or unable to pay debts as they mature, or a petition under any provision of Title 11 of the United States Code as amended, is brought by or against Obligor or the undersigned and, in the case of a petition or proceeding which is brought by a third party, such petition or proceeding is not removed within thirty (30) days; (c) a receiver is appointed for any part of the property or assets of Obligor or the undersigned; (d) there occurs the sale, transfer or exchange, either directly or indirectly, of a controlling interest of the Obligor other than as permitted under the Guarantee dated December __, 1996 by Steven Myers to NationsBanc for the benefit of Obligor; or (e) any statement, representation or warranty at any time furnished or made by Obligor or the undersigned to NationsBanc is untrue in any material respect as of the date made or furnished. Payment of any sum or sums due to NationsBanc hereunder will then be made by the undersigned immediately upon demand by NationsBanc. To the extent that NationsBanc receives payment of the Obligations, which payment is thereafter set aside or required to be repaid in whole or in part, then, to the extent of any sum not finally retained by NationsBanc, the obligation of the undersigned hereunder shall remain in full force and effect (or be reinstated).

The undersigned agrees to pay all costs of NationsBanc of collection of any sum or sums due hereunder, and, if collected by or through an attorney, all attorneys' fees together with all other legal and court expenses. The undersigned hereby transfers and conveys to NationsBanc any and all of its balances, credits, deposits, accounts, items and monies now or hereafter in possession or control of, or otherwise with NationsBanc, and NationsBanc is hereby given a security interest upon and in all property of the undersigned of every kind and description now or hereafter in the possession or control of NationsBanc for any reason, including all dividends and distributions or other rights in connection therewith.

II.  CONSENT AND WAIVER.

The undersigned waives notice of acceptance hereof, creation of any of the Obligations, or nonpayment or default by Obligor under any of the Obligations or any agreement now or hereafter existing between Obligor and NationsBanc, presentment, demand, notice of dishonor, protest and any other notices whatever. The undersigned, without affecting its liability hereunder, consents to and waives notice of all changes of terms of the Obligations, the withdrawal or extension of credit or time to pay, the release of the whole or any part of the Obligations, renewal, indulgence, settlement, compromise or failure to exercise due diligence in collection, the acceptance or release of security, extension of the time to pay for any period or periods whether or not longer than the original period, or any surrender, substitution or release of any other person directly or indirectly liable for any of the Obligations or any collateral security given by Obligor. The undersigned waives any provisions of North Carolina law, including any and all rights under Section 26-7 through Section 26-9 of the North Carolina General Statutes (or any similar provisions of other jurisdictions), relating to the undersigned's rights to discharge upon the undersigned's giving notice to NationsBanc to proceed against Obligor for collection after the Obligations are due and payable and the failure or refusal of NationsBanc thereupon to commence an action or foreclose any collateral within any specified time period or at any time. The undersigned also consents to and waives notice of any arrangements of settlements made in or out of court in the event of receivership, liquidation, readjustment, any proceeding under Title 11 of the United States Code, as amended, or assignment for the benefit of creditors of Obligor, and anything whatever whether or not herein specified which may be done or waived by or between NationsBanc and Obligor, or Obligor and any other person whose claim against Obligor has been or shall be assigned or transferred to NationsBanc. The undersigned agrees that it shall have no right of subrogation, reimbursement or indemnity, whatsoever and no right or recourse to or with respect to any assets or property of Obligor or to any collateral for the Obligations, even upon payment in full of the Obligations. The undersigned agrees that if any notification of intended disposition of collateral or of any other act by NationsBanc is required by law and a specific time period is not stated therein, such notification, if mailed by first class mail at least five (5) days before such disposition or act, postage prepaid, addressed to the undersigned either at the address shown below or at any other address of the undersigned appearing on the records of NationsBanc, shall be deemed reasonably and properly given. NationsBanc may, without notice of any kind, sell, assign or transfer any or all of the Obligations and the Guarantee and in such event each and every immediate and successive assignee, transferee or holder of any of the Obligations shall have the right to enforce this Guarantee, by suit or otherwise for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein, by name specifically given such rights, powers and benfits; NationsBanc shall have an unimpaired right prior and superior to that of any such assignee, transferee or holder to enforce this Guarantee for the benefit of NationsBanc as to such of the Obligations as is not sold, assigned or transferred.

III. CONSTRUCTION.

This Guarantee shall be governed by and constructed and enforced in accordance with the laws of the State of North Carolina. Wherever possible, each provision of this Guarantee shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee shall be prohibited by or invalid under applicable law, said provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guarantee. This Guarantee does not supersede any other guaranty, jointly or severally, in favor of NationsBanc. If more than one party shall execute this Guarantee, the term undersigned shall mean all and each of them, who shall be jointly and severally liable hereunder.

IV.  Benefit.

This Guarantee shall bind the undersigned, its successors and assigns, and the rights and privileges of NationsBanc hereunder shall inure to the benefit of its successors and assigns, and this Guarantee shall be effective with respect to accommodations made by NationsBanc's successors and assigns to Obligor.


                   [Signatures appear on the following page.]

Signed and sealed this _____ day of December, 1996.




                                   /s/ PAULA K. MYERS
                                   ---------------------------
                                   Paula Myers
                                   Address:  5 Summit
                                             Irvine CA 92612




Acceptance:

The foregoing Guarantee is accepted in Charlotte, North Carolina this __________ day of December, 1996.


                                   NATIONSBANC LEASING CORPORATION
                                   OF NORTH CAROLINA




                                   By:
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

                                   GUARANTEE


FOR VALUE RECEIVED and in consideration of any financial accommodations now or hereafter made to Summit Aviation, Inc. (together with its successors and assigns, "Obligor"), which accommodations will be to the direct interest and advantage of the undersigned, by NationsBanc Leasing Corporation of North Carolina ("NationsBanc"), and to induce NationsBanc from time to time to make any such accommodations to Obligor and/or enter into any loan or lease agreement with Obligor with regard to any such accommodations, the undersigned and NationsBanc agree as follows:

I.   CHARACTER OF OBLIGATION.

The undersigned hereby unconditionally guarantees the full payment and performance by Obligor of all such financial accommodations, including all interest and other charges with respect thereto, and including all obligations of Obligor under any promissory note, loan agreement, lease, conditional sales contract, security agreement, instrument of lien, security deed or other security device in favor of NationsBanc, and all other obligations of Obligor to NationsBanc, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due (hereafter the "Obligations"). The obligation of the undersigned hereunder is primary and unconditional and shall be enforceable before, concurrently or after any claim or demand made or suit filed against Obligor or any other guarantor or surety, and before, concurrently or after any proceeding by NationsBanc against any security. The obligation of the undersigned shall be effective regardless of
(i) the solvency or insolvency of Obligor at any time, (ii) the extension or modification of the Obligations by operation of law or (iii) any other change in Obligor's composition, nature, personnel or location. The obligation hereunder may be considered by NationsBanc either as a guaranty or an agreement of surety. All sums owing hereunder shall be deemed to become immediately due and payable if (a) Obligor defaults in any of the Obligations or under any material agreement with NationsBanc; (b) Obligor or the undersigned becomes insolvent or unable to pay debts as they mature or admits in writing to such effect, makes a conveyance fraudulent as to creditors under any state or federal law, makes an assignment for the benefit of creditors, or any proceeding is instituted by or against Obligor or the undersigned alleging that Obligor or the undersigned is insolvent or unable to pay debts as they mature, or a petition under any provision of Title 11 of the United States Code, as amended, is brought by or against Obligor or the undersigned and, in the case of a petition or proceeding which is brought by a third party, such petition or proceeding is not removed within thirty (30) days; (c) a receiver is appointed for any part of the property or assets of Obligor or the undersigned; (d) there occurs the sale, transfer or exchange, either directly or indirectly, of a controlling interest of the Obligor other than as permitted hereunder; or (e) any statement, representation or warranty at any time furnished or made by Obligor or the undersigned to NationsBanc is untrue in any material respect as of the date made or furnished. Payment of any sum or sums due to NationsBank hereunder will then be made by the undersigned immediately upon demand by NationsBanc. To the extent that NationsBanc receives payment of the Obligations, which payment is thereafter set aside or required to be repaid in whole or in part, then, to the extent of any sum not finally retained by NationsBanc, the obligation of the undersigned hereunder shall remain in full force and effect (or be reinstated). The undersigned agrees to pay all costs of NationsBanc of collection of any sum or sums due hereunder, and, if collected by or through an attorney, all attorneys' fees together with all other legal and court expenses. The undersigned hereby transfers and conveys to NationsBanc any and all of its balances, credits, deposits, accounts, items and monies now or hereafter in possession or control of, or otherwise with NationsBanc, and NationsBanc is hereby given a security interest upon and in all property of the undersigned of every kind and description now or hereafter in the possession or control of NationsBanc for any reason, including all dividends and distributions or other rights in connection therewith.

II.  CONSENT AND WAIVER.

The undersigned waives notice of acceptance hereof, creation of any of the Obligations, or nonpayment or default by Obligor under any of the Obligations or any agreement now or hereafter existing between Obligor and NationsBanc, presentment, demand, notice of dishonor, protest and any other notices whatever. The undersigned, without affecting its liability hereunder, consents to and waives notice of all changes of terms of the Obligations, the withdrawal or extension of credit or time to pay, the release of the whole or any part of the Obligations, renewal, indulgence, settlement, compromise or failure to exercise due diligence in collection, the acceptance or release of security, extension of the time to pay for any period or periods whether or not longer than the original period, or any surrender, substitution or release of any other person directly or indirectly liable for any of the Obligations or any collateral security given by Obligor. The undersigned waives any provisions of North Carolina law, including any and all rights under Section 26-7 through
Section 26-9 of the North Carolina General Statutes (or any similar provisions of other jurisdictions), relating to the undersigned's rights to discharge upon the undersigned's giving notice to NationsBanc to proceed against Obligor for collection after the Obligations are due and payable and the failure or refusal of NationsBanc thereupon to commence an action or foreclose any collateral within any specified time period or at any time. The undersigned also consents to and waives notice of any arrangements of settlements made in or out of court in the event of receivership, liquidation, readjustment, any proceeding under Title 11 of the United States Code, as amended, or assignment for the benefit of creditors of Obligor, and anything whatever whether or not herein specified which may be done or waived by or between NationsBanc and Obligor, or Obligor and any other person whose claim against Obligor has been or shall be assigned or transferred to NationsBanc. The undersigned agrees that it shall have no right of subrogation, reimbursement or indemnity, whatsoever and no right or recourse to or with respect to any assets or property of Obligor or to any collateral for the Obligations, even upon payment in full of the Obligations. The undersigned agrees that if any notification of intended disposition of collateral or of any other act by NationsBanc is required by law and a specific time period is not stated therein, such notification, if mailed by first class mail at least five (5) days before such disposition or act, postage prepaid, addressed to the undersigned either at the address shown below or at any other address of the undesigned appearing on the records of NationsBanc, shall be deemed reasonably and properly given. NationsBanc may, without notice of any kind, sell, assign or transfer any or all of the Obligations and the Guarantee and in such event each and every immediate and successive assignee, transferee or holder of any of the Obligations shall have the right to enforce this Guarantee, by suit or otherwise for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein, by name specifically given such rights, powers and benefits; NationsBanc shall have an unimpaired right prior and superior to that of any such assignee, transferee or holder to enforce this Guarantee for the benefit of NationsBanc as to such of the Obligations as is not sold, assigned or transferred.

III. COVENANTS.

     (a) The undersigned agrees to maintain the insurance subject to the Life Insurance Assignment (as such term is defined in the Aircraft Loan and Security Agreement dated as of April 25, 1996, as amended, by and between Steven Myers & Associates, Inc. and NationsBanc, and assigned to Obligor) and to pay on a timely basis all premiums relating to such insurance. Failure to maintain such insurance and pay such premiums shall be a default under this Guarantee.

     (b) The undesigned shall not sell, assign, convey, transfer or exchange, either directly or indirectly, a controlling interest in Obligor to anyone other than a family trust or other entity, in each case controlled by the undersigned.

IV.  CONSTRUCTION.

This Guarantee shall be governed by and constructed and enforced in accordance with the laws of the State of North Carolina. Wherever possible, each provision of this Guarantee shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee shall be prohibited by or invalid under applicable law, said provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guarantee. This Guarantee does not supersede any other guaranty or other agreement executed by the undersigned, or any of them, or any other guaranty, jointly or severally, in favor of NationsBanc. If more than one party shall execute this Guarantee, the term undersigned shall mean all and each of them, who shall be jointly and severally liable hereunder.

V.   BENEFIT.

This Guarantee shall bind the undersigned, its successors and assigns, and the rights and privileges of NationsBanc hereunder shall inure to the benefit of its successors and assigns, and this Guarantee shall be effective with respect to accommodations made by NationsBanc's successors and assigns to Obligor.

                   [Signatures appear on the following page.]

Signed and sealed this ____ day of December, 1996.




                              /s/ STEVEN S. MYERS
                              --------------------------------
                              Steven Myers
                              Address: 5 Summit
                                      Irvine, CA 92612




Acceptance:

The foregoing Guarantee is accepted in Charlotte, North Carolina this ____ day of December, 1996.



                         NATIONSBANC LEASING CORPORATION
                         OF NORTH CAROLINA


                         By:
                            -------------------------------

                         Name:
                              ------------------------------

                         Title:
                              ------------------------------

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                    UNITED STATES OF AMERICA                       FORM APPROVED
U.S. DEPARTMENT OF TRANSPORTATION FEDERAL AVIATION ADMINISTRATION  OMB NO. 2120-0042

                     AIRCRAFT BILL OF SALE
-----------------------------------------------------------------

         FOR AND IN CONSIDERATION OF $           THE
         UNDERSIGNED OWNER(S) OF THE FULL LEGAL
         AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED
         AS FOLLOWS:

-----------------------------------------------------------------
   UNITED STATES
REGISTRATION NUMBER  N 850SM
-----------------------------------------------------------------
AIRCRAFT MANUFACTURER & MODEL
British Aerospace BAe12S Series 800A
-----------------------------------------------------------------
AIRCRAFT SERIAL No.
258074
------------------------------------------------------------------

              DOES THIS            DAY OF DECEMBER 1996
                 HEREBY SELL, GRANT, TRANSFER AND
                 DELIVER ALL RIGHTS, TITLE, AND INTERESTS          Do Not Write in This Block
                 IN AND TO SUCH AIRCRAFT UNTO:                          FOR FAA USE ONLY
----------------------------------------------------------------------------------------------
 P   NAME AND ADDRESS
 U  (IF INDIVIDUAL(S), GIVE LAST NAME, FIRST NAME, AND MIDDLE INITIAL)
 R
 C        Summit Aviation
 H        1301 Dove Street, Suite 720
 A        Newport Beach, California 92660
 S
 E
 R  ------------------------------------------------------------------------------------------
    DEALER CERTIFICATE NUMBER
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AND TO its successors  XXXXXXXXXXXXXXXXXX AND ASSIGNS TO HAVE AND TO HOLD
SINGULARLY THE SAID AIRCRAFT FOREVER, AND WARRANTS THE TITLE THEREOF.
----------------------------------------------------------------------------------------------

IN TESTIMONY WHEREOF I HAVE SET MY HAND AND SEAL THIS     DAY OF Dec.   1997
----------------------------------------------------------------------------------------------
          NAME(S) OF SELLER          SIGNATURE(S)             TITLE
          (TYPED OR PRINTED)    (IN INK) (IF EXECUTED   (TYPED OR PRINTED)
                                FOR CO-OWNERSHIP, ALL
                                      MUST SIGN)
     ---------------------------------------------------------------------------
S    Steven Myers &             /s/ STEVEN S. MYERS     President
E    Associates, Inc.
L    ---------------------------------------------------------------------------
L
E
R    ---------------------------------------------------------------------------

                                           |
     ---------------------------------------------------------------------------
                                           |
                                           |
--------------------------------------------------------------------------------
ACKNOWLEDGEMENT (NOT REQUIRED FOR PURPOSES OF FAA RECORDING; HOWEVER, MAY BE
REQUIRED BY LOCAL LAW FOR VALIDITY OF THE INSTRUMENT)
                                           |
ORIGINAL: TO FAA                           |
----------------------------------------------------------------------------------------------
AC Form 8050-2 (9/92) (NSN 0052-00-629-000S) Supersedes Previous Edition
                                           |
                                         SIGN
                                         HERE